                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 20, 2003

                       SKYWAY COMMUNICATIONS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

                 Florida                    000-320-33            65-0881662
     (State or other jurisdiction   (Commission File Number)     (IRS Employer
           of incorporation)                                   Identification No.)

                   6021 142nd Ave North, Clearwater, FL 33760
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 535-8211

                               I-TELECO.COM, INC.
              1221 BRICKELL AVENUE, SUITE 900, MIAMI, FLORIDA 33131
          (Former name or former address, if changed since last report)

                                       1

Item 5. Other Events and Regulation FD Disclosure.

The registrant has changed its fiscal year end to April 30. It will file a
Report on 10K-SB for the 4 months ending April 30, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SKYWAY COMMUNICATIONS HOLDING CORP.
                                      (Registrant)

Date:  July 29, 2003                  By: /s/ James Kent
                                              James Kent, Chief Executive Officer